EXHIBIT 10.1

FOURTH AMENDMENT TO OPTION AND LICENSE AGREEMENT

This Fourth Amendment to Option and License Agreement (the “Amendment”), effective as of December 14, 2023 (the “Fourth Amendment Effective Date”) by and between GigaGen, Inc., a Delaware corporation having a place of business at 75 Shoreway Rd San Carlos, CA, 94070-2726 (“GigaGen”) and Kineta, Inc., a Delaware corporation having a place of business at 219 Terry Avenue North, Suite 300, Seattle, WA 98109 (“Kineta”), amends that certain Option and License Agreement, dated June 9, 2021by and between GigaGen and Kineta as amended by that certain First Amendment to Option and License Agreement, dated July 31, 2022 as further amended by the certain Second Amendment to Option and License Agreement, dated December 21, 2022, and as further amended by the certain Third Amendment to Option and License Agreement, dated May 25, 2023 (together, the “Agreement”). Each of GigaGen and Kineta shall be referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms not defined herein shall have the same meanings as set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the Parties hereby agree as follows:

1. Section 1.49 of the Agreement is hereby amended by deleting in its entirety and replacing it with the following:

“Option Term” means the period commencing on the Effective Date and ending on February 1, 2024.

2. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

3. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

[signature page follows]

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amendment as of the Fourth Amendment Effective Date.

GigaGen, Inc. Kineta, Inc.

Signature: /s/ Carter Keller Signature: /s/ Craig Philips

Name: Carter Keller Name: Craig Philips

Title: SVP, GigaGen, Inc. Title: President

Date: Date: